UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2018

THE BANK OF NEW YORK

MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Liberty Street New York, New York	10286
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 495-1784

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01.	REGULATION FD DISCLOSURE.

On Thursday, March 8, 2018, at approximately 8 a.m. ET, Charles W. Scharf, Chairman and Chief Executive Officer of The Bank of New York Mellon Corporation (the “Company”) along with members of the executive management team are scheduled to present at the Company’s Investor Day conference in New York. The slides that will be presented at the conference will be available at www.bnymellon.com/investorrelations and are furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, the conference call and audio webcast will be available by dialing +1 800-390-5696 (U.S.) or +1 720-452-9082 (International), and using the passcode: 384968, or by logging onto www.bnymellon.com/investorrelations. Replays of the Investor Day conference call and audio webcast will be available beginning on March 8, 2018, at approximately 5 p.m. ET through April 7, 2018, by dialing +1 888-203-1112 (U.S.) or +1 719-457-0820 (International) and using the passcode: 5997676. The archived version of the conference call and audio webcast will also be available at www.bnymellon.com/investorrelations for the same time period.

The information in this Item 7.01 and in Exhibit 99.1 attached to this Current Report on Form 8-K is being “furnished” pursuant to General Instruction B.2. of Form 8-K and is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be incorporated by reference into any filings the Company has made or may make under the Securities Act of 1933 or Exchange Act, except as otherwise expressly stated in such filing. The contents of the Company’s website referenced herein and in the exhibit are not incorporated into this Current Report on Form 8-K.

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS.

Exhibit Number	Description

99.1	Presentation for the Company’s Investor Day conference on March 8, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: March 8, 2018	By:	/s/ Craig T. Beazer
	Name:	Craig T. Beazer
	Title:	Secretary

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